UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2009

YOUNG BROADCASTING INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25042	13-3339681
(Commission File Number)	(IRS Employer Identification No.)

599 Lexington Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 754-7070

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously disclosed, on February 13, 2009, Young Broadcasting Inc. and its subsidiaries (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.  On April 23, 2009, the Company filed  monthly operating reports for the period from February 13, 2009 to February 28, 2009 and for the month ended March 31, 2009 (the “Operating Reports”) with the United States Bankruptcy Court for the Southern District of New York.  These monthly operating reports are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are furnished pursuant to this Item 7.01.

The Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Operating Reports are preliminary and unaudited and do not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Operating Reports. The Operating Reports may be subject to revision. The Operating Reports are in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Operating Reports should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

The Operating Reports are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Operating Reports or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is disclosed.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

99.1         Monthly operating report for the period from February 13, 2009 to February 28, 2009.

99.2         Monthly operating report for the month ended March 31, 2009.

Forward-looking statements

Any statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are advised that such forward-looking statements are subject to risks and uncertainties that could significantly affect actual results from those expressed in any such statements. Readers are directed to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a discussion of such risks and uncertainties. Such risks and uncertainties include, among other things, the Company’s ability to successfully implement a restructuring plan under Chapter 11; any potential negative impact on the Company’s operations, financial position and relationships with employees, advertisers, viewers and vendors resulting from the Chapter 11 proceedings; the Company’s ability to meet its liquidity needs; the impact of changes in national and regional economies; pricing fluctuations in local and national advertising; volatility in programming costs; and geopolitical factors. Statements included in this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update or revise the forward-looking statements contained in this Current Report on Form 8-K, except as otherwise required by applicable federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2009	YOUNG BROADCASTING INC.

/s/ James A. Morgan
James A. Morgan
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly operating report for the period from February 13, 2009 to February 28, 2009.
99.2	Monthly operating report for the month ended March 31, 2009.